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                                    EXHIBIT 23.1--CONSENT OF ARTHUR ANDERSEN LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 12, 1999 included in Smart and Final Inc.'s Form 10-K for the year ended January 3, 1999 and to all references to our Firm included in this registration statement.

                                        ARTHUR ANDERSEN LLP

Los Angeles, California
April 2, 1999